UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 15, 2016

Midwest Holding Inc.
(Exact name of registrant as specified in its charter)

Nebraska	000-10685	20-0362426
(State or other jurisdiction	(Commission File Number)	(IRS Employer Identification No.)
of incorporation)

2900 South 70th Street, Suite 400
Lincoln, Nebraska 68506
(Address of principal executive offices) (Zip Code)

(402) 489-8266
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 2.01. Completion of Acquisition or Disposition of Assets.

On March 15, 2016, Midwest Holding Inc., a Nebraska corporation (the “Company”) acquired Northstar Financial Corporation, a Minnesota corporation (“Northstar”) pursuant to an Agreement and Plan of Merger dated December 18, 2015 by and among the Company, Northstar and Midwest Acquisition Minnesota, Inc., a Minnesota corporation and wholly-owned subsidiary of Midwest (“Merger Subsidiary”) (the “Merger Agreement”). Under the Merger Agreement, the Merger Subsidiary merged with and into Northstar (the “Merger”), the separate corporate existence of the Merger Subsidiary ceased and Northstar became the surviving corporation of the Merger and a wholly-owned subsidiary of Midwest.

Pursuant to the Merger Agreement, the Company agreed to exchange 1.27 shares of its voting common stock for each share of Northstar common stock, or approximately 4,546,778 shares. In addition, as of March 15, 2016, all filings necessary to consummate the Merger Agreement under applicable state corporate laws were completed and the transactions contemplated by the Merger Agreement were completed. Approval of the Merger was not required by the Company’s shareholders.

Item 7.01 Regulation FD Disclosure.

On March 16, 2016, the Company issued a press release relating to the Merger. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

The information in this Current Report on Form 8-K furnished pursuant to Item 7.01, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liability under that section, and such information shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing. By filing this Current Report on Form 8-K and furnishing this information pursuant to Item 7.01, the Company makes no admission as to the materiality of any information in this Current Report on Form 8-K, including Exhibit 99.1, that is required to be disclosed solely by Regulation FD.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial Statements of Business Acquired.

The financial statements required under this Item due to completion of the asset acquisition described in Item 2.01 above shall be filed by amendment to this Current Report on Form 8-K no later than 71 calendar days after March 15, 2016.

(b) Pro Forma Financial Information.

The pro forma financial information required under this Item due to the completion of the asset acquisition described above in Item 2.01 shall be filed by amendment to this Current Report on Form 8-K no later than 71 calendar days after March 15, 2016.

(d) Exhibits:

The following exhibits are filed with this Current Report on Form 8-K:

Exhibit No.	Description
10.1	Plan and Agreement of Merger by and among Northstar Financial Corp., Midwest Holding Inc. and Midwest Acquisition Minnesota, Inc. dated December 18, 2015 (Incorporated by reference to Appendix A of the Company's Registration Statement on Form S-4 (File Number 333-208928) filed with the Securities and Exchange Commission on January 8, 2016).

99.1	Press Release dated March 16, 2016.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MIDWEST HOLDING INC.

	By:	/s/ Mark A. Oliver
	Name:	Mark A. Oliver
Date: March 16, 2016	Title:	Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated March 16, 2016.